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Exhibit 21

Subsidiaries of the Company

Entity Name	State of Formation
Bala Pointe GP LLC	Delaware
Bala Pointe Owner LP	Delaware
CB Square Leasing LLC	Delaware
DCT 2401 Midpoint LLC	Delaware
DCT Opportunity Boulevard LLC	Delaware
DCTRT Bala Pointe GP LLC	Delaware
DCTRT Bala Pointe LP	Delaware
DCTRT Lease Management LLC	Delaware
DCTRT Leasing Corp.	Delaware
DCTRT Real Estate Holdco LLC	Delaware
DCTRT REPO Holdco LLC	Delaware
DCTRT Securities Holdco LLC	Delaware
DCT Southfield LLC	Delaware
DCX Braintree Leasing LLC	Delaware
DCX Joyce Blvd Leasing LLC	Delaware
DCX Kingston Leasing LLC	Delaware
DCX Sandwich Leasing LLC	Delaware
DCX Weymouth Leasing LLC	Delaware
Div Cap Amerimar Bala Pointe 1 General Partnership	Delaware
Dividend Capital Total Realty Operating Partnership LP	Delaware
Dividend Jay, LLC	Delaware
Dividend Lundy, LLC	Delaware
Eagle Creek East Leasing LLC	Delaware
Eagle Creek West Leasing LLC	Delaware
Mibarev Development 1, LLC	Georgia
Minnesota Valley III Leasing LLC	Delaware
Park West L Leasing LLC	Delaware
Park West Q Leasing LLC	Delaware
Rickenbacker Leasing LLC	Delaware
Shackleford West Leasing LLC	Delaware
TRT 1303 Joyce Blvd LLC	Delaware
TRT Abington LLC	Delaware
TRT Acquisitions LLC	Delaware
TRT Alliance Diehl LLC	Delaware
TRT Alliance JV I Diehl LLC	Delaware
TRT Alliance JV I GP	Delaware
TRT Alliance JV II GP	Delaware
TRT Alliance JV II Skokie LLC	Delaware
TRT Alliance Skokie LLC	Delaware
TRT Braintree LLC	Delaware
TRT Brockton Eastway Plaza LLC	Delaware
TRT Brockton Westgate Plaza LLC	Delaware
TRT Cohasset LLC	Delaware
TRT Cranston LLC	Delaware
TRT DDR Beaver Creek LLC	Delaware
TRT DDR Centerton Square LLC	Delaware
TRT DDR Holdings I LLC	Delaware
TRT DDR Mt. Nebo LLC	Delaware

TRT DDR Venture 1 General Partnership	Delaware
TRT Eagle Creek East LLC	Delaware
TRT Eagle Creek West LLC	Delaware
TRT Hanover LLC	Delaware
TRT Harwich LLC	Delaware
TRT Heb Marketplace GP LLC	Delaware
TRT Heb Marketplace LP	Delaware
TRT Holbrook LLC	Delaware
TRT Hyannis LLC	Delaware
TRT Industrial Fund I, LLC	Delaware
TRT Industrial Fund II LLC	Delaware
TRT Kingston LLC	Delaware
TRT Lending LLC	Delaware
TRT Manomet LLC	Delaware
TRT Mansfield LLC	Delaware
TRT Meriden LLC	Delaware
TRT Minnesota Valley III LLC	Delaware
TRT New Bedford LLC	Delaware
TRT New England Retail Floating Rate Holdco LLC	Delaware
TRT North Hanover LLC	Delaware
TRT Norwell LLC	Delaware
TRT Orleans LLC	Delaware
TRT Park West L LLC	Delaware
TRT Park West Q LLC	Delaware
TRT Rickenbacker LLC	Delaware
TRT Rockland 201 Market LLC	Delaware
TRT Rockland 360-372 Market LLC	Delaware
TRT Sandwich LLC	Delaware
TRT Shackleford West Boulevard LLC	Delaware
TRT Shiloh LLC	Delaware
TRT Wareham LLC	Delaware
TRT Weymouth LLC	Delaware
TRT Whitman 475 Bedford LLC	Delaware
TRT Whitman 682 Bedford LLC	Delaware
TRT-DCT 130 Greenwood LLC	Delaware
TRT-DCT 4155 Patriot Drive Tx Gp LLC	Delaware
TRT-DCT 4155 Patriot Drive Tx LP	Delaware
TRT-DCT 4255 Patriot Drive Tx Gp LLC	Delaware
TRT-DCT 4255 Patriot Drive Tx LP	Delaware
TRT-DCT Commerce Circle LLC	Delaware
TRT-DCT Creekside V LLC	Delaware
TRT-DCT Hanson Way LLC	Delaware
TRT-DCT Hanson Way GP LLC	Delaware
TRT-DCT Industrial JV I General Partnership	Delaware
TRT-DCT Industrial JV II General Partnership	Delaware
TRT-DCT Marine LLC	Delaware
TRT-DCT Pencader LLC	Delaware
TRT-DCT Perry Road LLC	Delaware
TRT-DCT Silver Springs GP LLC	Delaware
TRT-DCT Silver Springs LP	Delaware
TRT-DCT Veterans Corporate Center LLC	Delaware
TRT-DCT Westport LLC	Delaware

TRT-DCT Westport Owner LLC	Delaware
TRT-DDR Joint Venture I Owner LLC	Delaware
TRT-Westcore California Circle General Partnership	Delaware
TRT-Westcore California Circle LLC	Delaware
TRT-Westcore California Circle Owner LLC	Delaware
TRT-Westcore De Guigne Owner LLC	Delaware
Westcore Jay, LLC	Delaware
Westcore Jay Partners	Delaware
Westcore Lundy Partners	Delaware
Westcore Lundy, LLC	Delaware
Westcore Shiloh, LLC	Delaware
Westcore Shiloh Partners	Delaware
Westcore TRT DeGuigne General Partnership	Delaware
Westcore TRT DeGuigne, LLC	Delaware
Westcore-TRT Fortune Concourse General Partnership	Delaware
Westcore-TRT Fortune Concourse LLC	Delaware
Westcore-TRT Fortune Concourse Owner LLC	Delaware

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